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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------


                                    FORM 8-K


                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     August 19, 1997
                                                  -----------------------


                         COMPREHENSIVE CARE CORPORATION
               (Exact name of registrant as specified in Charter)


   Delaware                      0-5751                         95-2594724
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(State or other               (Commission                     (IRS Employer
jurisdiction of               File Number)                 Identification No.)
 incorporation)

1111 Bayside Drive, Suite 100, Corona del Mar, California          92625
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        (Address of principal executive offices)                (zip code)


                                 (714) 222-2273
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              (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS
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The Company announced Tuesday, August 19, 1997, that Stuart J. Ghertner, Ph.D., had resigned as Chief Operating Officer of the Company and as President of its wholly-owned subsidiary, Comprehensive Behavioral Care, Inc., effective September 12, 1997. Dr. Ghertner will continue to be available to the Company on a consulting basis.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

                                        COMPREHENSIVE CARE CORPORATION
                                                (Registrant)


                                        By:   /s/ Kerri Ruppert
                                           -----------------------------
                                           Kerri Ruppert, Senior Vice President
                                           and Chief Financial Officer

Dated: August 26, 1996